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                                                                    EXHIBIT 13.1



            CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT


Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Miin Wu, President of Macronix International Co., Ltd. (the "Company"), hereby certifies, to his knowledge, that:

1. The Company's annual report on Form 20-F for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 28, 2004


By: /s/ Miin Wu
    ----------------------
Name:  Miin Wu
Title: President

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.